U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 2, 2002


                         FREESTAR TECHNOLOGY CORPORATION
            (Exact name of registrant as specified in its charter)


                                      Nevada
           (State or jurisdiction of incorporation or organization)


                                      0-28749
                              (Commission File Number)


                                     88-0446457
                    (I.R.S. Employer Identification Number)


Calle Fantino Falco, J.A. Baez Building, 2nd Floor, Santo Domingo,
                               Dominican Republic
                 (Address of principal executive offices)


                Registrant's telephone number:  (809) 503-5911


         Former name or former address, if changed since last report)


ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

     In the Registrant's Form 10-KSB for the fiscal year ended June 30, 2002 (filed with the Securities and Exchange Commission on
November 13, 2002), the Registrant disclosed the following in two sections under Item 1, Description of Business:

"The Registrant, through its ePayLatina division, has developed a solution utilizing patented technology, which enables secure online credit card, ATM-debit (with PIN) and smart card transactions."

"The card device, a computer peripheral device which plugs into the back of a traditional computer, is patented technology which uniquely encrypts consumer transaction data, dividing and directing data only towards the necessary parties."

Recently it came to attention of the Registrant with regard to the aforementioned references to "patented" that the Registrant was referring to the terms of a Certificate of Register issued to ePayLatina, S.A. by the Dominican Republic's National Office of Author's Right (attached hereto in Spanish, with English translation, as an Exhibit).

                                    SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         FreeStar Technology Corporation



Dated: April 8, 2003                     By: /s/ Paul Egan
                                         Paul Egan, President

                                    EXHIBIT INDEX

Number                           Exhibit Description

99     Certificate of Register issued to ePayLatina, S.A., dated
       June 4, 2001 (in Spanish and translated into English) (see below).

                                      EX-99

                            CERTIFICATE OF REGISTER


                             CERTIFICADO DE REGISTRO


De acuerdo con lo establecido en la Ley 65-00 del 24 julio del 2000 sobre Derecho de Autor, la produccion titulada: ENHANCED TRANSACTIONAL SECURE SOFTWARE cuyo autor es: EPAYLATINA, S.A. domiciliado en la casa No. 202 de la calle Plaza Meringue, Sector:
Naco de la ciudad Santo Domingo, D.N. Cedula No. ____ de nacionalidad _______ ha sido inscrita en el Registro Nacional de Derecho de Autor, el dia Veintiuno (21) del mes de Mayo del ano Dos Mil Uno (2001), a las 9:00 horas de la manana con el numero 00085 en el libro 01.

OBSERVACIONES: SE TRATA DE UN PROGRAMA DE COMNPUTADORA QUE PERMITTE TRANSACCIONES SEGURAS DE TARJETAS ATM Y DE EL INTERENT Y SISTEMA
ELECTRONICO BANACARIOS EL SR. PAUL EGAN PASS. # M371523 ACTUO EN
CALIDAD DE REPRESENTANTE DE LA EMPRESA.

Se expide en Santo Domingo, Distrito Nacional, Capital de la
Republica Dominicana, hoy dia cuatro (04) del mes de Junio de ano Dos Mil Uno (2001).


/s/  Licida Mariel-Leon Lebron            /s/  Margarita Linares Amador
Licida Mariel-Leon Lebron,                Margarita Linares Amador
National Director                         Responsible for Registration

NOTA: La expedicion del presente certificado no es constitutivo de derecho sobre la obra reigstrada, sino una presuncion ante terceros hasta prueba en contrario.


                             CERTIFICATE OF REGISTER


In agreement with the established thing in Law 65-00 of the 24 July of the 2000 on Right of Author, the titled production: ENHANCED TRANSACTIONAL SECURE SOFTWARE whose author is: EPAYLATINA, S.A. domiciled in house No. 202 of the Street Plaza Meringue in the
Sector: Naco of the City of Santo Domingo, Dominican Republic Cedula No. ____ of nationality _______ has been registered in the National Registry of Right of Author, the day twenty-one (21) of the month of May of the year Two Thousands One (2001), to 9:00 hours in the morning with the number 00085 in the book 01.


OBSERVATIONS: COMPUTER PROGRAM THAT ALLOWS SECURE TRANSACTIONS WITH
ATM AND CREDIT CARDS IN THE INTERNET AND ELECTRONIC BANK SYSTEMS. MR. PAUL EGAN PASSPORT NUMBER M371523 ACTED AS REPRESENTATIVE OF THE COMPANY.

Issued in Santo Domingo, National District, Capital of the Dominican Republic today June four (04), of the year two thousand one (2001).

/s/  Licida Mariel-Leon Lebron             /s/  Margarita Linares Amador
Licida Mariel-Leon Lebron,                 Margarita Linares Amador
National Director                          Responsible for Registration

NOTE: The expedition of the present certification is not constitutive of right on the registered work, but a presumption before third until test in opposite.